USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                        -----------  --------------------------------------------------------
REVENUE                                    1998*                               1999
                                        -----------  --------------------------------------------------------
                                         YE 12/31       Q1         Q2          Q3        Q4       YE 12/31
                                        -----------  -------     -------    -------    -------  -------------

OPERATING BUSINESSES
Cable and studios                         1,243.0      331.5      316.4      307.1      349.7    1,304.7
Electronic retailing - U.S.               1,080.7      307.3      315.7      312.3      397.7    1,332.9
Electronic retailing - Germany               97.7       39.3       37.5       39.5       50.5      166.7
Ticketing                                   386.4       99.7      119.7      105.2      118.1      442.7
Hotel reservations                           66.6       22.9       37.8       47.7       53.4      161.8
Teleservices                                175.3       46.2       50.1       57.0       62.6      215.9
Other                                        15.1        4.1        2.8        0.0        0.0        6.9
                                          -------      -----      -----      -----      -----    -------
  SUB-TOTAL                               3,064.8      851.0      880.0      868.7    1,032.0    3,631.7

German DM exchange rate fluctuation

EMERGING BUSINESSES
Citysearch, Match.com and related            16.8        5.8        6.9        9.7       14.0       36.3
Styleclick                                   21.1       11.2        8.0        7.4        8.5       35.1
Electronic Commerce Solutions                 0.7        3.2        5.1        6.2        5.8       20.2
HSN - other international                     2.8        1.5        2.3        2.5        2.7        8.9
USA Films                                    44.8        6.7       22.4       27.9       25.1       82.1
Trio, NWI, SCIFI.com, USA Network.com         0.0        0.2        0.2        0.3        0.5        1.2
                                          -------      -----      -----      -----    -------    -------
  SUB-TOTAL                                  86.2       28.7       44.8       53.9       56.5      183.9
                                          -------      -----      -----      -----    -------    -------
  TOTAL                                   3,151.0      879.7      924.8      922.6    1,088.5    3,815.6
                                          =======      =====      =====      =====    =======    =======

USA Network                                 676.8      175.0      184.7      195.3      202.7      757.7
SCI FI                                      148.0       40.5       48.2       46.0       63.8      198.5
Studios, net                                418.2      116.1       83.5       65.8       83.2      348.6
                                          -------      -----      -----      -----      -----    -------
  Cable and studios                       1,243.0      331.5      316.4      307.1      349.7    1,304.7
                                          -------      -----      -----      -----      -----    -------



OPERATING BUSINESSES
  Entertainment                           1,243.0      331.5      316.4      307.1      349.7    1,304.7
  Electronic retailing                    1,178.4      346.5      353.1      351.7      448.2    1,499.6
  Information and services                  628.3      168.9      207.6      209.8      234.1      820.5
  Corporate and other                        15.1        4.1        2.8        0.0        0.0        6.9
                                          -------      -----      -----      -----    -------    -------
  SUB-TOTAL                               3,064.8      851.0      880.0      868.7    1,032.0    3,631.7
                                          -------      -----      -----      -----    -------    -------


                                        --------------------------------------------------------
                                                                  2000
                                        --------------------------------------------------------
                                           Q1         Q2          Q3        Q4       YE 12/31
                                        -------     -------    -------    -------  -------------


OPERATING BUSINESSES
  Cable and studios                         379.0      390.7      336.0      424.8    1,530.5
  Electronic retailing - U.S.               358.5      344.0      368.8      462.1    1,533.3
  Electronic retailing - Germany             65.8       57.1       62.7       74.0      259.6
  Ticketing                                 128.0      143.0      124.9      122.7      518.6
  Hotel reservations                         55.3       78.1       94.6      100.0      328.0
  Teleservices                               69.6       70.2       70.2       72.1      282.1
  Other                                       0.0        0.0        0.0        0.0        0.0
                                          -------    -------    -------    -------    -------
    SUB-TOTAL                             1,056.1    1,083.1    1,057.3    1,255.6    4,452.0

German DM exchange rate fluctuation          (7.9)      (6.7)      (8.9)     (11.8)     (35.3)

Emerging Businesses
Citysearch, Match.com and related            17.0       20.2       21.6       21.2       80.0
Styleclick                                    7.9        6.3        5.3        4.8       24.2
Electronic Commerce Solutions                 4.7        3.8        7.2        8.7       24.3
HSN - other international                     3.8        3.6        4.4        9.4       21.3
USA Films                                    30.3       20.8       14.5       20.5       86.1
Trio, NWI, SCIFI.com, USA Network.com         0.6        3.7        8.6        7.5       20.3
                                          -------    -------    -------    -------    -------
  SUB-TOTAL                                  64.2       58.4       61.5       72.1      256.3
                                          -------    -------    -------    -------    -------
  TOTAL                                   1,112.4    1,134.8    1,109.9    1,315.9    4,673.0
                                          =======    =======    =======    =======    =======

USA Network                                 196.9      208.9      200.5      201.4      807.8
SCI FI                                       62.4       71.3       64.6       78.4      276.7
Studios, net                                119.6      110.5       71.0      144.9      446.0
                                          -------    -------    -------    -------    -------
  Cable and studios                         379.0      390.7      336.0      424.8    1,530.5
                                          -------    -------    -------    -------    -------


OPERATING BUSINESSES
  Entertainment                             379.0      390.7      336.0      424.8    1,530.5
  Electronic retailing                      424.3      401.1      431.5      536.0    1,792.9
  Information and services                  252.9      291.3      289.7      294.8    1,128.7
  Corporate and other                         0.0        0.0        0.0        0.0        0.0
                                          -------    -------    -------    -------    -------
  SUB-TOTAL                               1,056.1    1,083.1    1,057.3    1,255.6    4,452.0
                                          -------    -------    -------    -------    -------


* 1998 has not been adjusted to include shipping and handling revenue for HSN. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                        --------  --------------------------------------------
EBITDA                                    1998                     1999
                                        --------  --------------------------------------------
                                        YE 12/31    Q1       Q2        Q3      Q4     YE 12/31
                                        --------    --       --        --      --     --------

OPERATING BUSINESSES
Cable and studios                         330.3    109.1    106.1     92.8    125.9    433.9
Electronic retailing - U.S.               180.2     42.1     48.2     50.1     74.3    214.7
Electronic retailing - Germany            (10.7)     3.6      1.9      3.7      7.0     16.3
Ticketing                                  61.3     19.5     27.2     21.3     25.4     93.3
Hotel reservations                         10.9      3.4      5.6      6.4      8.7     24.2
Teleservices                               19.6      5.8      6.5      8.3      9.8     30.4
Corporate and other                       (21.6)    (7.2)   (12.0)    (6.2)   (10.7)   (36.1)
                                          -----    -----    -----     ----    -----    -----
  SUB-TOTAL                               570.0    176.4    183.4    176.4    240.4    776.6

German DM exchange rate fluctuation
Nonrecurring charges

EMERGING BUSINESSES
Citysearch, Match.com and related         (29.0)    (8.9)   (13.9)   (17.7)   (20.4)   (60.8)
Styleclick                                (15.8)    (6.9)   (15.4)   (12.8)   (18.4)   (53.6)
Electronic Commerce Solutions              (1.0)    (0.2)     0.4      0.5     (3.2)    (2.4)
HSN - other international                  (3.0)    (0.7)    (1.6)    (1.7)    (0.5)    (4.5)
USA Films                                   2.6     (1.0)     1.2      1.7      4.5      6.4
Trio, NWI, SCIFI.com, USA Network.com       0.0     (0.6)    (0.5)    (0.8)    (1.1)    (3.0)
                                          -----    -----    -----     ----    -----    -----
  SUB-TOTAL                               (46.2)   (18.2)   (29.8)   (30.8)   (39.1)  (117.9)
                                          -----    -----    -----     ----    -----    -----
  TOTAL                                   523.8    158.2    153.6    145.6    201.3    658.7
                                          =====    =====    =====    =====    =====    =====

USA Network                               237.3     70.7     84.9     69.5     87.0    312.1
SCI FI                                     44.6     15.7      9.9     13.4     29.9     68.9
Studios, net                               48.4     22.8     11.2      9.9      9.0     52.9
                                          -----    -----    -----     ----    -----    -----
  Cable and studios                       330.3    109.1    106.1     92.8    125.9    433.9
                                          -----    -----    -----     ----    -----    -----

OPERATING BUSINESSES
  Entertainment                           330.3    109.1    106.1     92.8    125.9    433.9
  Electronic retailing                    169.5     45.7     50.1     53.9     81.3    230.9
  Information and services                 91.8     28.8     39.3     35.9     43.9    147.9
  Corporate and other                     (21.6)    (7.2)   (12.0)    (6.2)   (10.7)   (36.1)
                                          -----    -----    -----     ----    -----    -----
  TOTAL                                   570.0    176.4    183.4    176.4    240.4    776.6
                                          -----    -----    -----     ----    -----    -----


                                        -------------------------------------------
EBITDA                                                     2000
                                        -------------------------------------------
                                         Q1       Q2        Q3      Q4     YE 12/31
                                         --       --        --      --     --------

OPERATING BUSINESSES
Cable and studios                         138.8    139.4    118.5    151.1    547.7
Electronic retailing - U.S.                55.7     52.5     53.8     74.5    236.5
Electronic retailing - Germany              8.7      4.7      5.8      9.0     28.2
Ticketing                                  27.4     31.6     16.7     24.4    100.0
Hotel reservations                          8.2     12.9     13.9     17.6     52.6
Teleservices                                9.5     11.9     11.1     11.0     43.6
Corporate and other                       (10.6)    (7.4)    (7.1)   (10.0)   (35.1)
                                          -----    -----    -----    -----    -----
  SUB-TOTAL                               237.6    245.6    212.6    277.7    973.5
German DM exchange rate fluctuation        (1.0)    (0.6)    (0.9)    (1.5)    (3.9)
Nonrecurring charges                               (11.6)             (4.1)   (15.7)

Emerging Businesses
Citysearch, Match.com and related         (17.9)   (15.6)   (14.3)   (11.4)   (59.2)
Styleclick                                (10.7)   (15.2)    (8.7)    (8.2)   (42.8)
Electronic Commerce Solutions              (5.6)    (6.3)    (8.0)    (8.5)   (28.4)
HSN - other international                  (1.5)    (2.5)    (4.6)    (5.0)   (13.5)
USA Films                                   2.2     (2.3)    (5.8)    (0.6)    (6.6)
Trio, NWI, SCIFI.com, USA Network.com      (2.3)    (2.0)    (0.3)    (2.5)    (7.1)
                                          -----    -----    -----    -----    -----
  SUB-TOTAL                               (35.7)   (43.8)   (41.8)   (36.2)  (157.6)
                                          -----    -----    -----    -----    -----
  TOTAL                                   200.8    189.6    169.9    236.0    796.3
                                          =====    =====    =====    =====    =====

USA Network                                97.1    105.4     87.2    105.6    395.2
SCI FI                                     24.2     24.9     22.4     30.2    101.7
Studios, net                               17.5      9.1      8.8     15.4     50.8
                                          -----    -----    -----    -----    -----
  Cable and studios                       138.8    139.4    118.5    151.1    547.7
                                          -----    -----    -----    -----    -----



OPERATING BUSINESSES
  Entertainment                           138.8    139.4    118.5    151.1    547.7
  Electronic retailing                     64.4     57.2     59.6     83.5    264.7
  Information and services                 45.0     56.4     41.7     53.1    196.2
  Corporate and other                     (10.6)    (7.4)    (7.1)   (10.0)   (35.1)
                                          -----    -----    -----    -----    -----
  TOTAL                                   237.6    245.6    212.6    277.7    973.5
                                          -----    -----    -----    -----    -----


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
PRO FORMA RESULTS OF OPERATIONS (AS REPORTED)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                                       ----------  -------------------------------------------------------
P&L                                                       1998                               1999
                                                       ----------  -------------------------------------------------------
                                                        YE 12/31 *     Q1 *        Q2*        Q3*        Q4      YE 12/31
                                                        ----------     ----        ---        ---        --      --------
                     Date Reported:                      02/03/00     04/27/00   07/26/00   10/26/00   02/01/01     02/01/01

Revenues, net                                             2,879.7      793.2      889.4      924.9      1,088.5      3,815.6

Operating costs and expenses:
  Costs related to revenues                               1,694.7      404.8      468.7      494.7        657.8      2,301.7
  Other costs and expenses                                  693.1      244.9      274.5      293.9        229.4        855.1
  Amort. of non-cash distribution
  and marketing expense                                       0.0        0.0        0.0        0.0          0.0          0.0
  Depreciation                                               94.9       25.6       28.8       31.7         32.5        119.2
  Amortization of goodwill                                  226.3       62.8       78.4       91.8        106.0        374.0
                                                          -------      -----      -----      -----      -------      -------
       Total operating costs                              2,709.0      738.0      850.3      912.1      1,025.7      3,650.1
                                                          -------      -----      -----      -----      -------      -------
       Operating income                                     170.6       55.2       39.0       12.8         62.7        165.4

Interest expense, net                                      (119.6)     (13.0)     (15.7)     (12.4)       (10.8)       (50.2)
Gain on disposition of television station                    74.9        0.0        0.0        0.0          0.0          0.0
Gain on sale of securities                                  109.0       47.3        3.0       39.5          0.0         89.7
Other, net                                                  (23.4)       7.3       (8.8)      (3.6)         0.6         (4.9)
                                                          -------      -----      -----      -----      -------      -------
                                                             40.9       41.6      (21.4)      23.4        (10.2)        34.6
                                                          -------      -----      -----      -----      -------      -------
Earnings before income taxes and
  minority interest                                         211.5       96.8       17.6       36.2         52.5        200.1

Income tax expense                                         (118.4)     (21.4)     (13.7)     (21.8)       (28.1)       (83.9)
Minority interest                                           (70.3)     (74.1)     (27.9)     (33.9)       (28.8)      (136.7)
                                                          -------      -----      -----      -----      -------      -------
Net income (loss) from continuing operations                 22.8        1.3      (24.0)     (19.5)        (4.3)       (20.5)
                                                          -------      -----      -----      -----      -------      -------

Weighted average diluted shares                             318.4      361.2      388.9      357.8        360.7        352.6
                                                          -------      -----      -----      -----      -------      -------
Weighted average fully converted shares                     595.2      707.6      735.2      757.3        763.7        745.8
                                                          -------      -----      -----      -----      -------      -------

Basic earnings per share                                   $   .07    $   .00    $  (.07)   $  (.05)    $   (.01)    $   (.06)
                                                          -------      -----      -----      -----      -------      -------
Diluted earnings per share                                 $   .07    $   .00    $  (.07)   $  (.05)    $   (.01)    $   (.06)
                                                          -------      -----      -----      -----      -------      -------
Fully converted earnings per share                         $   .13    $   .07    $  (.00)   $   .02     $    .02     $    .12
                                                          -------      -----      -----      -----      -------      -------

EBITDA                                                      491.9      143.6      146.2      136.3        201.3        658.7
                                                          -------      -----      -----      -----      -------      -------

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                       $  (.28)   $  (.03)   $  (.08)   $  (.08)    $   (.01)    $   (.11)
                                                           -------    -------    -------    -------     --------     --------
Fully converted earnings per share                         $  (.04)   $   .03    $  (.01)   $  (.01)    $    .02     $    .05
                                                           =======    =======    =======    =======     ========     ========




                                                       ---------------------------------------------------------------
P&L                                                                                   2000
                                                       ---------------------------------------------------------------
                                                            Q1 *        Q2 *        Q3 *            Q4        YE 12/31
                                                            ----        ----        ----            --        --------
                     Date Reported:                      04/27/00      07/26/00     10/26/00     02/01/01      02/01/01

Revenues, net                                             1,002.8      1,098.1      1,115.2      1,315.9      4,673.0

Operating costs and expenses:
  Costs related to revenues                                 574.7        638.8        673.6        801.3      2,812.4
  Other costs and expenses                                  243.8        280.1        281.8        278.6      1,064.4
  Amort. of non-cash distribution
  and marketing expense                                       0.8          1.6          2.7          7.1         11.5
  Depreciation                                               34.5         42.9         46.3         54.0        166.1
  Amortization of goodwill                                   81.8         96.7        108.9        135.1        467.3
                                                          -------      -------      -------      -------      -------
       Total operating costs                                935.5      1,060.0      1,113.3      1,276.1      4,521.7
                                                          -------      -------      -------      -------      -------
       Operating income                                      67.3         38.0          1.9         39.8        151.3

Interest expense, net                                        (8.6)        (8.8)        (9.6)       (10.3)       (35.0)
Gain on disposition of television station                     0.0          0.0          0.0          0.0
Gain on sale of securities                                    0.0          0.0          0.0          0.0          0.0
Other, net                                                   (0.6)        (1.9)        69.9        (18.1)        49.3
                                                          -------      -------      -------      -------      -------
                                                             (9.3)       (10.7)        60.3        (28.3)        14.3
                                                          -------      -------      -------      -------      -------
Earnings before income taxes and
  minority interest                                          58.1         27.3         62.2         11.5        165.7

Income tax expense                                          (31.5)       (19.0)       (23.0)       (26.3)      (113.0)
Minority interest                                           (45.4)       (36.9)       (58.6)       (14.4)      (128.5)
                                                          -------      -------      -------      -------      -------
Net income (loss) from continuing operations                (18.9)       (28.6)       (19.5)       (29.2)       (75.9)
                                                          -------      -------      -------      -------      -------

Weighted average diluted shares                             337.5        362.0        367.8        368.3        366.0
                                                          -------      -------      -------      -------      -------
Weighted average fully converted shares                     728.1        748.5        754.8        752.6        747.4
                                                          -------      -------      -------      -------      -------

Basic earnings per share                                  $   (.06)    $   (.08)    $   (.05)    $   (.08)    $   (.21)
                                                          -------      -------      -------      -------      -------
Diluted earnings per share                                $   (.06)    $   (.08)    $   (.05)    $   (.08)    $   (.21)
                                                          -------      -------      -------      -------      -------
Fully converted earnings per share                        $    .03     $    .01     $    .04     $   (.00)    $    .05
                                                          -------      -------      -------      -------      -------

EBITDA                                                      184.3        179.2        159.8        236.0        796.3
                                                          -------      -------      -------      -------      -------

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                      $   (.06)    $   (.07)    $   (.10)    $   (.03)    $   (.19)
                                                          --------     --------     --------     --------     --------
Fully converted earnings per share                        $    .03     $    .01     $   (.02)    $    .03     $    .03
                                                          ========     ========     ========     ========     ========


* AS REPORTED. MAY NOT AGREE WITH PROFORMA REVENUE AND EBITDA RESULTS ABOVE. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES AND RATINGS.


                              ----   ----    ------------------------------------      ----------------------------------
                              1997   1998                     1999                                      2000
                              ----   ----    ------------------------------------      ----------------------------------
                               YE    YE        Q1      Q2      Q3      Q4      YE      Q1      Q2     Q3      Q4       YE
                               --    --        --      --      --      --      --      --      --     --      --       --
USA NETWORK

Advertising revenue            53%     53%     54%     56%     59%     58%     56%     57%     58%     57%     55%     58%
Affiliate revenue              47%     47%     46%     44%     41%     42%     44%     43%     42%     43%     45%     42%

Average primetime rating        2.0     2.3     2.6     2.6     2.3     2.2     2.4     2.4     2.2     2.0     1.7     2.1

Households (end of period)     72.4    75.1    75.3    75.7    76.9    77.2    77.2    77.4    78.2    79.4    79.9    79.9



                              ----    ----    ------------------------------------      ----------------------------------
                              1997    1998                     1999                                      2000
                              ----    ----    ------------------------------------      ----------------------------------
                               YE      YE       Q1      Q2      Q3      Q4      YE      Q1      Q2     Q3      Q4       YE
                               --      --       --      --      --      --      --      --      --     --      --       --
SCI FI CHANNEL

Advertising revenue            56%     56%     55%     61%     57%     62%     59%     64%     66%     62%     67%     65%
Affiliate revenue              44%     44%     45%     39%     43%     38%     41%     36%     34%     38%     33%     35%

Average primetime rating        0.7     0.7     0.7     0.7     0.8     0.9     0.8     0.9     0.8     0.9     0.9     0.9

Households (end of period)     46.7    52.6    54.4    55.9    58.4    59.7    59.7    60.5    62.7    65.1    66.7    66.7


                                                                                        -----------------------------------
                                                                                                          2000
                                                                                        -----------------------------------
                                                                                                         Q3      Q4      YE
                                                                                                         --      --      --

TRIO Households (end of period)                                                                         6.9     7.3     7.3

NWI Households (end of period)                                                                          6.5     6.7     6.7


USA NETWORK AND SCI FI RATINGS AND HOUSEHOLD DELIVERY DATA ARE SOURCED FROM NMR GALAXY EXPLORER. SUBSCRIBER COUNTS ARE BASED ON NIELSEN PEOPLE METER INSTALLED SAMPLES. THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT PERCENTAGES.


                                       ---------------------------------------------      ---------------------------------------
                                                           1999                                            2000
                                       ---------------------------------------------      ---------------------------------------
                                         Q1       Q2        Q3       Q4        YE           Q1       Q2      Q3      Q4     YE
                                       ---------------------------------------------      ---------------------------------------
HSN - U.S.

On air services:
    On-air gross profit                  34.0%    33.7%    35.4%     34.0%    34.3%        33.6%    34.7%   34.7%   32.7%  33.8%

    Product mix:
      Homegoods                            47%      47%      47%       54%      49%          50%      46%     49%     55%    51%
      Jewelry                              30%      28%      26%       23%      27%          25%      28%     27%     25%    26%
      Heath / Beauty                       10%      12%      11%       10%      11%          11%      13%      9%      8%    10%
      Apparel / Accessories                13%      13%      16%       13%      13%          14%      13%     15%     12%    13%

    Units shipped                          7.7      7.8      7.8       8.7     32.0          8.2      7.8     8.2     9.2   33.4

    Return rate                           22.8%    20.4%    19.1%     19.1%    20.3%        20.9%    19.6%   20.2%   19.2%  19.9%

    America's Store Total HH
      (end of period)                      9.8      9.9      8.7       8.3      8.3          8.8      8.8     9.0     8.6    8.6

    HSN cable / DBS HH (end of period)    54.8     56.8     57.6      60.6     60.6         62.0     63.2    64.6    65.6   65.6

    HSN total HH (end of period)          71.0     72.7     73.0      73.7     73.7         75.2     76.4    75.9    76.8   76.8


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS EXCEPT REVENUE PER TICKET AND PERCENTAGES.


                                   -----    --------      ------------------------------------------
                                    1997      1998                            1999
                                   -----    --------      ------------------------------------------
                                     YE       YE            Q1       Q2        Q3       Q4        YE
                                     --       --            --       --        --       --        --
TICKETMASTER
Number of tickets sold (mm)            65.8       68.6     19.1     19.9     17.6     18.4       75.0

Gross value of tickets sold (mm)   $  2,168   $  2,340   $  615   $  756   $  651   $  759   $  2,781

Share of tickets sold online            1.6%       4.3%     8.7%    13.5%    15.0%    18.4%      13.4%

Revenue per ticket- Combined       $    4.50  $    4.66  $  4.69  $  5.36  $  5.34  $  5.62  $    5.25

Revenue per ticket- Online         $    5.06  $    5.45  $  5.62  $  6.68  $  6.45  $  6.46  $    6.38


                                    -------------------------------------------
                                                              2000
                                    -------------------------------------------
                                      Q1      Q2        Q3       Q4       YE
                                      --      --        --       --       --
TICKETMASTER

Number of tickets sold (mm)           21.8     22.3     20.2     18.7       83.0

Gross value of tickets sold (mm)    $  812   $  881   $  782   $  781   $  3,256

Share of tickets sold online          20.5%    25.8%    25.2%    26.2%      24.3%

Revenue per ticket- Combined        $  5.44  $  5.89  $  5.67  $  5.87  $    5.71

Revenue per ticket- Online          $  6.49  $  7.08  $  6.72  $  6.75  $    6.78


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

USA NETWORKS, INC.
OPERATING METRICS



                                               -------------------------------------      ---------------------------------------
                                                               1999                                        2000
                                               -------------------------------------      ---------------------------------------
                                               Q1      Q2        Q3      Q4       YE       Q1       Q2       Q3       Q4       YE
                                               --      --        --      --       --       --       --       --       --       --
HOTEL RESERVATIONS NETWORK

Hotel room nights sold (thousands)            181      291      374      383    1,229      429      587      717      700    2,433

Portion of revenues generated online           69%      81%      85%      87%      81%      91%      92%      94%      96%      93%

Affiliated revenues as % of total revenue      27%      41%      44%      43%      40%      53%      52%      53%      56%      54%

Cities served                                  27       37       38       40       40       49       60       83       97       97


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA NETWORKS, INC.
OPERATING METRICS
IN MILLIONS

CAPITALIZATION
(AS OF 1/29/01)

    Ticker (NASDAQ)                                USAI

    USAi Common Stock                             305.5
    USAi Class B                                   63.0
    USAi Exchangeable                             361.2
                                              ----------
      Total Shares Outstanding                    729.7

    Estimated dilutive options
      (treasury method)                            32.0
                                              ----------
    Fully diluted shares                          761.7
                                              ==========

    Outstanding equity cap                    $14.2 billion
    Fully diluted equity cap                  $14.8 billion



BUSINESS MIX

    Revenue sources (Q4 '00):
      Merchandise                                   41%
      Ticketing                                      9%
      Teleservices / ECS                             6%
      Hotel rooms                                    8%
                                              ----------
      Commerce                                      64%
                                              ==========

      Advertising                                   15%
      Affiliate fees and subscriptions              10%
      Production and distribution                   11%
                                              ----------
      Media                                         36%
                                              ==========

      Online (% of total)                           15%
      International (% of total)                     6%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on February 1, 2001.

USA Networks, Inc. (the "Company" or "USAi") is a holding company, the subsidiaries of which are engaged in diversified media and electronic commerce businesses.

In the third quarter of 1997, the Company acquired a controlling interest in Ticketmaster through the issuance of Common Stock to Paul G. Allen and purchases of Ticketmaster shares in the open market for total consideration of $210.0 million (the "Ticketmaster Acquisition"). In connection with the issuance of new shares to Mr. Allen, the Company also issued shares of the Company's Class B common stock in accordance with Liberty's contingent right to receive such shares as part of the Home Shopping Merger in 1996.

In connection with the Ticketmaster tax-free merger, as of June 24, 1998, the Company issued 31,934,400 shares of Common Stock to the public shareholders of Ticketmaster and converted 3.6 million options to acquire Ticketmaster common stock into options to acquire Common Stock for a total consideration of $467.7 million. The acquisition of the controlling interest in Ticketmaster and the tax-free merger are collectively referred to as the "Ticketmaster Transaction."

On July 16, 1998, the Company sold the assets of SF Broadcasting, which owned and operated four television stations (the "SF Broadcasting Transaction").

On February 12, 1998, the Company acquired USA Networks, a New York general partnership, consisting of cable television networks USA Network and Sci-Fi Channel ("Networks"), as well as the domestic television production and distribution businesses of Universal Studios ("Studios USA") from Universal Studios, Inc. ("Universal"), an entity controlled by The Seagram Company Ltd. ("Seagram"), and the Company changed its name to USA Networks, Inc. (the "Universal Transaction").

On September 28, 1998, pursuant to an Amended and Restated Agreement and Plan of Reorganization among CitySearch, Inc. ("CitySearch"), the Company, Ticketmaster and certain of its subsidiaries, the Company merged the online ticketing operations of Ticketmaster (Ticketmaster.com) into a subsidiary of CitySearch, a publisher of local city guides on the Web (the "CitySearch Merger"), to create Ticketmaster Online-CitySearch, Inc. ("TMCS").

On May 10, 1999, the Company acquired substantially all of the assets and assumed substantially all of the liabilities of two entities which operate Hotel Reservations Network (the "Hotel Reservations Network Transaction").

On May 28, 1999, the Company acquired October Films, Inc. ("October Films"), in which Universal owned a majority interest, and the domestic film distribution and development business of Universal previously operated by Polygram Filmed Entertainment, Inc. ("PFE") (the "October Films/PFE Transaction").

On April 5, 2000, the Company acquired Precision Response Corporation ("PRC") (the "PRC Transaction").

On July 27, 2000 USAi and Styleclick.com Inc., a leading enabler of e-commerce for manufacturers and retailers, completed the merger of Internet Shopping Network ("ISN") and Styleclick.com (the "Styleclick Transaction").

On December 7, 2000, the Company announced that Univision Communications Inc. will acquire USA Broadcasting, the television station group of the Company.

On January 31, 2001, the combination of the businesses of Ticketmaster Online-CitySearch, Inc. and Ticketmaster Corporation was completed.

For additional information on each of these transactions, see the Company's filings on Form 10-K for the year ended December 31, 1999, on Form 10-Q for the three months ended September 30, 2000 and other filings that the Company and its subsidiaries have made with the Securities and Exchange Commission.

The following unaudited pro forma operating results of USAi present combined results of operations as if the Universal Transaction, Ticketmaster Transaction, CitySearch Merger, the SF Broadcasting Transaction, the Hotel Reservations Network Transaction, the October Films/ PFE Transaction, the PRC Transaction and the Styleclick Transaction and the consolidation of HOT Germany all had occurred at the beginning of the periods presented.

The unaudited combined condensed pro forma statements of operations of USAi are presented below for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had any of the transactions occurred at the beginning of the periods presented, nor are they necessarily indicative of future results of operations.

As filed with the Securities and Exchange Commission on February 1, 2000.